# Great Lakes Dredge & Dock

## 2011 Deutsche Bank Global Industrials and Basic Materials Conference





**June 16, 2011**

Growing Through Opportunities

# Safe Harbor

**This presentation includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 or in releases made by the SEC, all as may be amended from time to time. Such statements include declarations regarding the intent, belief, or current expectation of the Company and its management. The Company cautions that any such forward-looking statements are not guarantees of future performance, and involve a number of risks, assumptions and uncertainties that could cause actual results of the Company and its subsidiaries, or industry results, to differ materially from those expressed or implied by any forward-looking statements contained herein, including, but not limited to, as a result of the factors, risks and uncertainties described in other securities filings of the Company made with the SEC, such as the Company's most recent Report on Form 10-K. You should not place undue reliance upon these forward-looking statements. Forward-looking statements provided herein are made only as of the date hereof or as a specified date herein and the Company does not have or undertake any obligation to update or revise them, unless required by law.**

# Who is Great Lakes Dredge & Dock Corporation?



Avalon & Sea Isle Beach Nourishment



Dredge Florida Cutterhead



Jacksonville, FL Harbor Deepening



Oresund Bridge – International land reclamation


NASDI

Hunters Point Waterfront Park

# Great Lakes Highlights

- Significant growth since 2006
  - Revenue - three-year CAGR of 10.0%
  - EBITDA - three-year CAGR of 21.4%
- Significant investment in PP&E of $140M since 2006
  - Purchased four dredging vessels in 2007 as well as built a piece of ancillary equipment
  - Upgraded dredge Ohio into world-class cutter suction dredge
- Decreased Net Debt / EBITDA from 6.4x at 12/31/05 to 1.3x at 12/31/10 (1.6x at 3/31/11)
  - Over $100m in cash on hand at 3/31/11 – increase in 2011 as result of refinancing of notes
  - Over $145M of availability on revolving credit facility

# Management Team

**Jonathan Berger**

***Chief Executive Officer and Director***

- Board member since December 2006
- Former Managing Director and Co-head of Corporate Finance for Navigant Consulting, Inc
- Former partner at KPMG, LLP and past National Partner in charge of Corporate Finance at KPMG

**Bruce Biemeck**

***President and Chief Financial Officer, Director***

- Board member since December 2006
- Significant institutional knowledge as Senior Vice President, CFO and Treasurer of Great Lakes from 1991 to 1999
- Private real estate investor and independent consultant since April 1999

**David Simonelli**

***President of Dredging Operations***

- Served as Chief Site Manager from 2007 to February 2009 and Senior Vice President from February 2009 to April 2010
- Joined Great Lakes in 1978 as a Project Engineer, and has served the Company in various roles since that time
- Member of the Hydrographic Society, the Western Dredging Association and the American Society of Civil Engineers

# Strategy

- Historical Strategy (through Private Equity ownership)
  - Ride the cyclical wave of domestic dredging, pay down debt and opportunistically take advantage of international markets
- New Strategy
  - Must develop a risk-based growth strategy which takes advantage of our many strengths
    - Complex engineering
    - Maritime construction knowledge
    - Project management
    - Extensive and versatile fleet
    - Strong balance sheet
- Areas to explore
  - Domestic dredging markets in which we do not participate
  - International dredging
  - Environmental services
  - Other maritime and Jones Act related business
  - Offshore aggregate mining and sales
  - Specialty construction
  - Additional demolition services including marine demolition

# Significant Opportunities to Grow

- U.S. Port Deepening Post Panama Canal Deepening
- Gulf Coast Restoration
- Levee Repairs
- Harbor Maintenance Trust Fund
- Environmental Services/Dredging
- International

# Dredging



**Innovative Civil Engineering Solutions Since 1890**

# Domestic Dredging Market







# Foreign Dredging Market







# Dredging Overview



**Beach Nourishment**
Creating and rebuilding beaches



**Capital**
Deepening ports, land reclamation, and excavation of underwater trenches



**Maintenance**
Maintaining depth of shipping channels

**Customers**

- Army Corps of Engineers (Largest)
- Port authorities
- State and local governments
- Foreign governments
- Prime contractors on turn-key projects
- Private entities (e.g., oil companies, utilities)

# Large and Flexible Fleet in U.S and International Markets

## Types of Dredges

### Hydraulic
- 20 Vessels: 16 U.S., 4 Middle East (19 U.S. flagged)
- Including the only two large electric cutterhead dredges available in the U.S. for environmentally sensitive regions requiring lower emissions

### Hopper
- 10 Vessels: 4 U.S., 5 Middle East, 1 Brazil (4 U.S. flagged)
- Highly mobile, able to operate in rough waters
- Little interference with other ship traffic

### Mechanical
- 5 Vessels: All U.S (All U.S. flagged)
- Operates one of two environmentally friendly electric clamshell dredges in the U.S.
- Maneuverability in tight areas such as docks and terminals

**25 Material Transportation Barges and Over 160 Other Specialized Support Vessels**



Dredge Texas at Boca Raton



Dredge Liberty Island at Melbourne Beach



Dredge GL 55 at Upper Chesapeake

**Estimate fleet replacement cost in excess of $1.5 billion in current market**

# Our Intellectual Property and Human Capital are a Competitive Advantage









# Industry and Company Overview



# Attractive Catalysts in the Dredging Market

- Coastal Restoration throughout Gulf Area
  - Bidding in the next 30 days:
    - Pelican Island
    - West Belle Pass
- Maintenance Dredging
  - *Harbor Maintenance Trust Fund legislation passage could add $500M to the Company's bid market*
- Panama Canal expansion leads to U.S. port deepening
- Levee repair/replacement throughout U.S.



**Bayou Dupont, LA**
**Coastal Restoration**



**Dredge California and GL 55 at Pass a Loutre**
**Coastal Restoration**

# Domestic Dredging Industry Demand Drivers

## Capital

- U.S. ports 5'–10' shallower vs. foreign ports
- Domestic port development required to support larger, deeper draft ships
- Long-term funding for wetland and coastal marshes
- Other port development



Berm construction off Louisiana coast

| (in millions) | Three Year Average (FY 2008-2010) | FY 2010 | YTD 2011 |
|---|---|---|---|
| Bid Market Size | $325 | $ 356* | $52 |
| GLDD Revenue | $219 | $301 | $46 |

*Note: The 2010 bid market excludes dredging work related to the construction of sand berms off the coast of Louisiana

Note: YTD data is as of March 31, 2011.

# Domestic Dredging Industry Demand Drivers

## Beach Nourishment

- Storm activity/natural erosion
- Growing population in coastal communities
  - 22 of the 25 most densely populated U.S. counties are coastal
- Importance of beach assets to recreation and local tourism industry
- Anticipate robust market opportunities in next 12 months



Melbourne Beach

| *(in millions)* | Three Year Average (FY 2008-2010) | FY 2010 | YTD 2011 |
|---|---|---|---|
| Bid Market Size | $127 | $76 | $48 |
| GLDD Revenue | $ 77 | $106 | $18 |

Note: YTD data is as of March 31, 2011.

# Domestic Dredging Industry Demand Drivers

## Maintenance

- Corps of Engineers' goal is to reach 95% of U.S. port operating capacity
- Natural sedimentation and volatile weather
- New capital projects increase need for ongoing maintenance
- 51% of 2010 domestic bid market was maintenance work



Dredge 54 at NYCT Berth

| *(in millions)* | Three Year Average (FY 2008-2010) | FY 2010 | YTD 2011 |
|---|---|---|---|
| Bid Market Size | $478 | $444 | $98 |
| GLDD Revenue | $130 | $119 | $47 |

Note: YTD data is as of March 31, 2011.

# Domestic Dredging Industry Demand Drivers

## Rivers & Lakes

- On December 31, 2010, Great Lakes acquired the assets of L.W. Matteson
- L.W. Matteson is a leading inland dredging and marine construction contractor
    - Serves four primary markets in the U.S. including: Inland Levee and Construction, Inland Maintenance Dredging, Environmental and Habitat Restoration, and Inland Lake Dredging
- The purchase price was $45 million, with $37.5 million paid at closing and a note payable to the seller of $7.5 million (approximate EBITDA multiple of 3.0x)
- L.W. Matteson has experienced strong growth and provides Great Lakes with a platform to enter new markets


Dredge Sandpiper

| *(in millions)* | Three Year Average (FY 2008-2010) | FY 2010 | YTD 2011 |
|---|---|---|---|
| **GLDD Revenue** | N/A | N/A | $4 |

**Note: YTD data is as of March 31, 2011.**

# Great Lakes is Well Positioned to Compete Globally

## International

- International projects tend to be larger/ longer duration vs. domestic projects
- Middle East has been a strong market historically, and is expected to provide good opportunities in the future
- Upgrade of the dredge Ohio completed at the end of 2010. Will allow us to meet future demand anticipated in Middle East
- Deepening project in Brazil began in September
- Strong market ahead in Brazil



Reem Island at Port of Natal, Brazil

| *(in millions)* | Three Year Average (FY 2008-2010) | FY 2010 | YTD 2011 |
|---|---|---|---|
| GLDD Revenue | $130 | $ 83 | $ 22 |

Note: YTD data is as of March 31, 2011.

# Largest Provider of Dredging

## 2009 REVENUE BY WORK TYPE

**$622 million**


Foreign
Capital
Maintenance
Beach
Demolition
8%
10%
21%
28%
33%

## 2009 DOMESTIC DREDGING BID MARKET SHARE

**Domestic Bid Market: $1,137 million**


Great Lakes
Norfolk
Weeks
Manson
Other
9%
8%
47%
29%
7%

## 2010 REVENUE BY WORK TYPE

**$687 million**


Foreign
Capital
Maintenance
Beach
Demolition
11%
12%
16%
17%
44%

## 2010 DOMESTIC DREDGING BID MARKET SHARE

**Domestic Bid Market: $875 million**


Great Lakes
Norfolk
Weeks
Manson
Don Jon
Other
26%
30%
12%
4%
24%
4%

# Demolition Services - The Preferred Demolition Contractor in New England

## NASDI and Yankee Environmental Services

- Major U.S. provider of commercial and industrial demolition services; primarily in New England
- Purchased Yankee in 2009; able to offer removal of asbestos and hazardous materials
- Successfully gaining foothold in New York market over last year
- Strong bonding capacity
- Currently expanding into new domestic markets with significant contract in Louisiana for specialty bridge demolition


NASDI
Massachusetts Mental Health Hospital

| *(in millions)* | Three Year Average | FY 2010 | YTD 2011 |
|---|---|---|---|
| **Demolition Revenue** | $ 76 | $ 78 | $ 19 |

Note: YTD data is as of March 31, 2011.

# Financial Highlights



# Financial Performance

*($ in millions)*


ANNUAL REVENUE
3 year CAGR = 10.0%
700
600
500
400
300
200
100
0
$426.0
$515.8
$586.9
$622.2
$686.9
$161.4
$155.3
2006
2007
2008
2009
2010
Q1 2010
Q1 2011
Capital
Foreign
Maintenance
Rivers & Lakes
Beach
Demolition


ANNUAL ADJUSTED EBITDA (a)
3 year CAGR = 21.4%
$120
100
80
60
40
20
0
(20)
20%
16%
12%
8%
4%
0%
$52.6
$57.5
$55.9
$77.6
$103.0
$28.2
$24.6
12.3%
11.1%
9.5%
12.5%
15.0%
17.5%
15.8%
2006
2007
2008
2009
2010
Q1 2010
Q1 2011
Dredging
Demolition
% EBITDA Margin

(a) Adjusted EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense and debt restructuring expense. Please see reconciliation of Net Income to EBITDA at the end of this presentation.

Note: Great Lakes went public in December 2006

# Improved Financial Flexibility

*($ in millions)*


CAPEX
$120.0
100.0
80.0
60.0
40.0
20.0
0.0
$29.8
$111.0 (a)
$44.5
$25.7
$66.0(b)
$13.3
2006
2007
2008
2009
2010
Q1 2011
Maintenance
Growth


LEVERAGE
4.0
3.0
2.0
1.0
0.0
3.6x
3.3x
3.7x
2.4x
1.3x
1.6x
2006
2007
2008
2009
2010
Q1 2011
Net Debt / EBITDA

(a) Growth capital expenditures during the year of 2007 includes the purchase of four vessels.
(b) Includes $14.6 related to the upgrade of the dredge Ohio and $36 related to Matteson acquisition

# Backlog

*($ in millions)*


Capital
Foreign
Maintenance
Demolition
Beach
Rivers & Lakes
$500
400
300
200
100
0
BY SEGMENT
$369
$360
$385 (a)
$382
$364
$313
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
3/31/2011

(a) Foreign backlog at December 31, 2008 has been adjusted for the portion of the Diyar contract that became an option pending award in the first quarter of 2009

# Investment Highlights

- Attractive near and long-term catalysts in U.S dredging market
  - Gulf Coast Restoration
  - Harbor Maintenance Trust Fund secures funding for long-term maintenance demand
  - Other sources of dredging demand include port deepening and port development and levee repair/replacement
- Strong financial performance and improved financial flexibility
  - Revenue – 3 year CAGR 10%, EBITDA – 3 year CAGR 21.4%
  - EBITDA growth from $45.1 million in 2005 to $103.0 million in 2010 ($24.6 million in Q1 2011)
  - Decreased Net Debt / EBITDA from 6.4x in 2005 to 1.3x in 2010 (1.6x in Q1 2011)
- International Presence
  - Only U.S. dredger with significant foreign presence
  - Flexible fleet enables repositioning of vessels as necessary
- Demonstrated record of successful project completion never having failed to complete a project
- Expanding demolition business
- Opportunistic acquirer of dredging assets

# Appendix



# Reconciliation of Net Income to Adjusted EBITDA

| | Fiscal Year Ending December 31, | | | | | Three Months Ended March 31, | |
|---|---|---|---|---|---|---|---|
| *($ in millions)* | 2006 | 2007 | 2008 | 2009 | 2010 | 2010 | 2011 |
| Net Income Attributable to Great Lakes Dredge & Dock Corporation | $2.2 | $7.1 | $5.0 | $17.5 | $34.6 | $9.3 | $2.4 |
| Loss on Extinguishment of Debt | | | | | | | 5.1 |
| Interest Expense | 24.3 | 17.5 | 17.0 | 16.1 | 13.5 | 3.2 | 6.0 |
| Income Tax Expense | 1.0 | 6.4 | 3.8 | 11.0 | 20.6 | 6.2 | 1.5 |
| Depreciation and Amortization | 25.1 | 26.5 | 30.1 | 33.0 | 34.3 | 9.5 | 9.6 |
| Adjusted EBITDA | **$52.6** | **$57.5** | **$55.9** | **$77.6** | **$103.0** | $28.2 | $24.6 |

# Stock Performance
## Initial Investment $100


$160
$140
$120
$100
$80
$60
$40
$20
$0
Initial Investment $100
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
3/31/2011
GLDD
ORN
STRL
GVA

*Note: ORN, STRL, and GVA were selected as GLDD's three closest peers

# Stock Performance
## Initial Investment $100



$160
$140
$120
$100
$80
$60
$40
$20
$0
Initial Investment $100
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
3/31/2011
GLDD
Peers
NASDAQ
Russel 2K